Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

G R O W T H  E Q U I T Y

[Graphic Appears Here]

Semiannual Report
2002

DELAWARE
Growth Opportunities Fund

[Graphic Appears Here] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



Table
     of Contents



Letter to Shareholders                             1

Portfolio Management Review                        3

New at Delaware                                    5

Performance Summary                                6

Financial Statements

  Statement of Net Assets                          7

  Statement of Operations                          9

  Statements of Changes in Net Assets             10

  Financial Highlights                            11

  Notes to Financial Statements                   15

Letter                                       Delaware Growth Opportunities Fund
      to Shareholders                        April 9, 2002

Recap of Events

As we write this report, U.S. stocks seem to be in a holding pattern as investors eagerly await the start of the first quarter corporate earnings reports.

Looking back on the six months ended March 31, 2002, the market experienced two very different quarters. Following a fourth quarter of 2001 in which the S&P 500 Index gained +10.68% and the Nasdaq Composite Index rose a stellar +30.13%, the first quarter of 2002 was relatively lackluster for the stock market. S&P 500 Index performance was practically flat, while the Nasdaq gave up some of its late 2001 gains. For the six months ended March 31, 2002, the S&P 500 Index gained +10.90% and the Nasdaq Composite Index gained +23.12%. The Dow Jones Industrial Average gained +18.70% over the same period.

The six months were characterized at first by a weak business environment and declining earnings in the wake of September 11, followed by increasing optimism about an economic rebound that has taken hold in recent months.

Economic statistics released in March caused many economists to embrace the outlook for a strong U.S. economic recovery. Personal income and spending rose, as did indexes for housing starts, existing home sales, and consumer confidence. And the nation's gross domestic product for the fourth quarter was revised upward, indicating a surprising 1.7% gain that suggests the recent recession was anything but deep.

While most signs now point to an economic rebound, many economists still warn that the stage is set for something less than a boom. For this reason, many stock investors would like to see evidence that earnings are in fact bouncing back to pre-recession levels before driving the market higher. By the end of March, major stock indexes were drifting sideways on low trading volume, an indication that investors may be waiting to see whether substantial earnings materialize.

Delaware Growth Opportunities Fund returned +20.37% (Class A shares at net asset value with distributions reinvested) during the six months ended March 31, 2002, trailing the +24.82% gain made by the Russell Midcap Growth Index over the same period. The Fund's return beat the +14.12% gain made by the Lipper Multi-Cap Growth Funds Average during the period.

Market Outlook

We believe an economic recovery is underway. However, we expect earnings growth to return slowly over the months ahead as businesses continue to strive for the right mix of labor and capital to meet stated profit goals. We expect that corporate hiring and plans for accelerated capital spending may also evolve slowly as the U.S. economy continues to gain footing.

With the stock market focused on earnings, a muted recovery in the U.S. is not the ideal scenario for equity investors over the short term. Despite these concerns, your fund remains focused on providing return over the long term, investing in companies that we believe have sound business models and strong prospects for long-term growth. With the recession seemingly behind us, the prospects for such long-term growth are easier to envision than they were six months ago.

Total Return
For the period ended March 31, 2002                           Six Months

Delaware Growth Opportunities Fund-- Class A Shares             +20.37%
Russell Midcap Growth Index                                     +24.82%
Lipper Multi-Cap Growth Funds Average (501 funds)               +14.12%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell mid-capitalization companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, we would like to call your attention to Delaware Investments' continuing commitment to customer service, as we look for ways to meet our shareholders' changing needs. Earlier this year we debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Best wishes,

/s/ Charles E. Haldeman
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                    Delaware Growth Opportunities Fund
      Management Review                      April 9, 2002

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The first six months of our fiscal year brought improved performance for the Fund and for mid-cap growth stocks in general. U.S. stocks bottomed on September 21, 2001, just prior to the start of our new fiscal year. The market rebound that ensued during the final calendar quarter of 2001 saw gains in the S&P 500 Index of +10.68%, the Nasdaq Composite Index of +30.13%, and the Russell Midcap Growth Index of +27.06%.

Returns were not nearly as robust during the first months of 2002, as stock market performance was generally tempered by questions about accounting practices. During the first quarter however, it became apparent that the U.S. economy had started to recover. As a result, investors began looking eagerly to April for the quarterly corporate earnings reports.

For the six months ended March 31, 2002, Delaware Growth Opportunities Fund finished with a +20.37% gain (Class A shares at net asset value with distributions reinvested). Despite the positive performance, the Fund's returns trailed the gains made by the Russell Midcap Growth Index, which gained +24.82% for the same period. Both the Fund and its benchmark outpaced the Lipper Multi-Cap Growth Funds Average, which gained +14.12% for the same period.

Portfolio Highlights
We had positioned the Fund for an economic rebound last summer, and as a result our strategies for the Fund have remained largely unchanged in recent months. We continue to favor banking and finance stocks, given an interest rate environment that we believe may remain favorable in the intermediate-term. We have also remained focused on consumer-related issues, including restaurants and producers of various non-durable goods, such as some retailers and apparel manufacturers.

Banking and finance comprised the Fund's largest sector on March 31, 2002. Our largest positions in the sector included Synovus Financial, TCF Financial, and Lehman Brothers. The stock of mortgage-banking company Countrywide Credit Industries, the Fund's single largest position on March 31, 2002, made gains in March and finished as a positive performer for the six-month period.

Other credit-sensitive issues in the Fund's top 10 holdings on March 31, 2002 were insurance and reinsurance providers, many of which performed well in early 2002 based on an improved pricing outlook for the industry. Our largest positions in the insurance sector included Ace Limited, Ambac Financial Group, and PartnerRe. All three of these stocks finished the period priced higher than they were six months ago.

Technology stocks often led the late 2001 market rally. We have steadily decreased the Fund's overall exposure to this sector for more than a year (the Fund's three technology-based sub-sectors accounted for 12.2% of the portfolio as of March 31, 2002), but we still hold a variety of technology issues that we feel offer strong growth prospects. Semiconductors was one technology sub-sector that performed strongly during the recent rebound. The stock of Lam Research, an equipment manufacturer for the semiconductor industry, made gains for the Fund in late 2001, and again in March.

Some of the Fund's other technology-related holdings, such as Applied Micro Circuits, gave up their autumn gains during 2002's first quarter, while others, like software provider Peregrine Systems, turned in negative performance for the entire period. Peregrine Systems is no longer a holding of the Fund as of this report.

Cable company stocks were also among the fiscal period's poor performers. In 2002, cable companies have come under pressure to trim their capital expenditures, which has pushed down stock prices in the sector. Both Adelphia Communications and Charter Communications trended downward beginning in January, and detracted from our overall six-month performance.

Pharmaceutical stocks were negative performers as a group during the six months ended March 31, 2002, as were diversified healthcare service providers. During the period, we added several stocks to our healthcare holdings when valuations became attractive. These included the healthcare distributor AmerisourceBergen, pharmaceutical company Allergan, and medical instrument producer Guidant.

Outlook

We believe that an economic recovery has begun and that companies should begin to benefit from an overall increase in business activity. However, in our opinion the rebound is likely to be mild compared to those that have followed some recessions in the past. As a result, we think expectations for immediate substantial increases in corporate earnings need to be tempered.

We remain focused on companies that we consider to be leaders in their industries, and which have the strongest prospects for long-term earnings growth. We believe this strategy should continue to benefit Delaware Growth Opportunities Fund going forward. As our fiscal 2002 progresses, we will continue to monitor the market and the economic environment, striving to provide our shareholders with long-term capital growth.

Delaware Growth Opportunities Fund

Top 10 Holdings
As of March 31, 2002

                                                  Percentage
Company                                         of Net Assets
-------------------------------------------------------------
Countrywide Credit Industries                        4.6%
-------------------------------------------------------------
Kohl's                                               4.5%
-------------------------------------------------------------
Synovus Financial                                    4.2%
-------------------------------------------------------------
TCF Financial                                        3.8%
-------------------------------------------------------------
Ace Limited                                          3.8%
-------------------------------------------------------------
Ambac Financial Group                                3.5%
-------------------------------------------------------------
Lehman Brothers                                      3.4%
-------------------------------------------------------------
Bed Bath & Beyond                                    3.3%
-------------------------------------------------------------
Dollar Tree Stores                                   2.9%
-------------------------------------------------------------
PartnerRe                                            2.8%
-------------------------------------------------------------


Equity Securities Added            Equity Securities Eliminated
Since September 30, 2001           Since September 30, 2001
----------------------------------------------------------------
Allergan                           Affiliated Computer Services
----------------------------------------------------------------
AmerisourceBergen                  Cephalon
----------------------------------------------------------------
Arthur J. Gallagher                Concord EFS
----------------------------------------------------------------
Brocade Communications Systems     Devry
----------------------------------------------------------------
Guidant                            Extreme Networks
----------------------------------------------------------------
Jones Apparel Group                Fiserv
----------------------------------------------------------------
Lennar                             Jack in the Box
----------------------------------------------------------------
Linear Technology                  Network Appliance
----------------------------------------------------------------
Marriott International             Office Depot
----------------------------------------------------------------
Mettler-Toledo International       Peregrine Systems
----------------------------------------------------------------
Nabors Industries                  Starbucks
----------------------------------------------------------------
Royal Caribbean Cruises            SunGard Data Systems
----------------------------------------------------------------
Scientific-Atlanta                 Tiffany
----------------------------------------------------------------
Staples                            VeriSign
----------------------------------------------------------------
Willis Group Holdings              XL Capital Limited
----------------------------------------------------------------
Xilinx
----------------------------------------------------------------

New
  at Delaware
--------------------------------------------------------------------------------
  Simplify your life.

            SIGN UP FOR DELAWARE'S NEW
                            eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------
(GRAPHIC)
DELAWARE
e:delivery
ONLINE, ALL THE TIME

Delaware
       Growth Opportunities Fund

Fund Basics

As of March 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital growth.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$616.38 million
--------------------------------------------------------------------------------
Number of Holdings:
48
--------------------------------------------------------------------------------
Fund Start Date:
March 27, 1986
--------------------------------------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.
--------------------------------------------------------------------------------
Nasdaq Symbols:

Class A DFCIX

Class B DFBIX

Class C DEEVX

Fund Performance
Average Annual Total Returns
Through March 31, 2002        Lifetime   10 Years     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
Excluding Sales Charge         +17.39%    +10.26%     +11.73%        +5.57%
Including Sales Charge         +16.96%     +9.61%     +10.42%        -0.49%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge         +10.95%                +10.96%        +4.90%
Including Sales Charge         +10.95%                +10.78%        -0.10%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge          +9.57%                +10.96%        +4.85%
Including Sales Charge          +9.57%                +10.96%        +3.85%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 3/27/86), 10-year, five-year, and one-year periods ended March 31, 2002 for Delaware Growth Opportunities Fund's Institutional Class shares were +17.60%, +10.57%, +12.07%, and +5.91%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares. Nasdaq Institutional Class symbol: DFDIX

Statement
        of Net Assets

                                                  Number of      Market
                                                   Shares         Value
Common Stock -- 97.31%
Banking & Finance - 18.72%
  Countrywide Credit Industries                    634,800    $  28,407,299
  Lehman Brothers                                  320,500       20,717,120
  Synovus Financial                                847,700       25,837,896
  TCF Financial                                    444,100       23,364,101
  Zions Bancorporation                             287,700       17,051,979
                                                              -------------
                                                                115,378,395
                                                              -------------
Basic Industry/Capital Goods -- 3.78%
 +Mettler-Toledo International                     222,100       10,052,246
  PerkinElmer                                      716,700       13,258,950
                                                              -------------
                                                                 23,311,196
                                                              -------------
Business Services/Media & Publishing -- 1.58%
 +Lamar Advertising                                239,900        9,744,738
                                                              -------------
                                                                  9,744,738
                                                              -------------
Business Services/Other -- 1.31%
  Robert Half International                        273,400        8,070,768
                                                              -------------
                                                                  8,070,768
                                                              -------------
Consumer Durable/Cyclical -- 2.53%
 *Lennar                                           295,500       15,590,580
                                                              -------------
                                                                 15,590,580
                                                              -------------
Consumer Non-Durable/Retail -- 12.27%
 +Bed Bath & Beyond                                597,200       20,155,500
 +Dollar Tree Stores                               539,500       17,700,995
 +Kohl's                                           386,400       27,492,360
 +Staples                                          515,100       10,286,547
                                                              -------------
                                                                 75,635,402
                                                              -------------
Consumer Non-Durable/Textiles & Apparel -- 2.41%
 *Cintas                                           205,200       10,231,272
 +Jones Apparel Group                              131,600        4,599,420
                                                              -------------
                                                                 14,830,692
                                                              -------------
Consumer Services/Entertainment & Leisure  -- 5.61%
 *+Adelphia Communications                       1,049,000       15,630,100
 *+Charter Communications                          993,600       11,217,744
 *Royal Caribbean Cruises                          342,500        7,723,375
                                                              -------------
                                                                 34,571,219
                                                              -------------
Consumer Services/Other -- 1.02%
 *+Host Marriott                                   528,100        6,310,795
                                                              -------------
                                                                  6,310,795
                                                              -------------
Consumer Services/Restaurants -- 6.15%
 +Brinker International                            452,200       14,655,802
  Darden Restaurants                               389,100       15,793,569
  Marriott International                           165,400        7,434,730
                                                              -------------
                                                                 37,884,101
                                                              -------------
Energy -- 3.16%
 +Cooper Cameron                                   249,600       12,757,056
 +Nabors Industries                                158,800        6,709,300
                                                              -------------
                                                                 19,466,356
                                                              -------------

                                              Delaware Growth Opportunities Fund
                                              March 31, 2002 (Unaudited)

                                                  Number of      Market
                                                   Shares         Value
Common Stock (continued)
Financial/Other - 2.33%
  LNR Property                                     410,100    $  14,382,207
                                                              -------------
                                                                 14,382,207
                                                              -------------
Healthcare & Pharmaceuticals - 7.35%
 +Allergan                                         148,600        9,606,990
  AmerisourceBergen                                 97,800        6,679,740
 +Genentech                                        251,100       12,667,995
 +Guidant                                          178,700        7,741,284
*+Medimmune                                        219,400        8,629,002
                                                              -------------
                                                                 45,325,011
                                                              -------------
Insurance - 16.89%
  ACE Limited                                      558,000       23,268,600
 +Ambac Financial Group                            362,750       21,427,643
  Arthur J. Gallagher                              355,200       11,639,904
  MGIC Investment                                  251,500       17,210,145
  PartnerRe                                        315,800       17,242,680
*+Willis Group Holdings                            539,500       13,325,650
                                                              -------------
                                                                104,114,622
                                                              -------------
Technology/Communications - 3.27%
 +Applied Micro Circuits                           924,600        7,396,800
*+Brocade Communications Systems                   240,200        6,485,400
 +Oni Systems                                      683,100        4,214,727
*+Sonus Networks                                   778,600        2,039,932
                                                              -------------
                                                                 20,136,859
                                                              -------------
Technology/Hardware - 7.71%
 +Altera                                           569,100       12,446,217
 +Lam Research                                     235,600        6,907,792
  Linear Technology                                168,200        7,437,804
 +Novellus Systems                                 122,100        6,609,273
  Scientific-Atlanta                               262,400        6,061,440
 +Xilinx                                           201,700        8,039,762
                                                              -------------
                                                                 47,502,288
                                                              -------------
Technology/Software - 1.22%
 +VERITAS Software                                 171,950        7,536,569
                                                              -------------
                                                                  7,536,569
                                                              -------------
Total Common Stock (cost $523,663,315)                          599,791,798
                                                              =============

Statement
       of Net Assets (continued)

                                                  Principal      Market
                                                    Amount       Value
Repurchase Agreements-3.46%
   With BNP Paribas 1.82%
     4/1/02 (dated 3/28/02,
     collateralized by $8,202,000
     U.S. Treasury Notes 3.25% due
     12/31/03, market value $8,226,034)         $8,052,000      $ 8,052,000

   With J. P. Morgan Chase 1.75%
     4/1/02 (dated 3/28/02,
     collateralized by $5,381,000
     U.S. Treasury Bills due 6/27/02,
     market value $5,357,700)                    5,229,000        5,229,000

   With UBS Warburg 1.80%
     4/1/02 (dated 3/28/02,
     collateralized by $1,051,000
     U.S. Treasury Notes 5.625%
     due 11/30/02, market
     value $1,092,777 and
     $3,060,000 U.S. Treasury Notes
     6.125% 8/31/02, market
     value $3,125,000 and $1,826,000
     U.S. Treasury Notes 6.25%
     due 2/15/03, market value
     $1,896,910 and $129,000 U.S.
     Treasury Notes 7.875% due
     11/15/04, market value $144,949
     and $1,806,000 U.S. Treasury
     Notes 10.75% due 2/15/03, market
     value $1,955,603)                           8,053,000        8,053,000
                                                              -------------
Total Repurchase Agreements (cost $21,334,000)                   21,334,000
                                                              =============

Total Market Value of Securities -- 100.77%
  (cost $544,997,315)                                           621,125,798
                                                              -------------
Liabilities Net of Receivables
  and Other Assets -- (0.77%)                                    (4,746,313)
                                                              -------------
Net Assets Applicable to 34,055,249
  Shares Outstanding -- 100.00%                               $ 616,379,485
                                                              =============

Net Asset Value - Delaware Growth Opportunities Fund
  Class A ($537,890,357 / 29,553,394 Shares)                         $18.20
                                                                     ------
Net Asset Value - Delaware Growth Opportunities Fund
  Class B ($41,038,134 / 2,491,677 Shares)                           $16.47
                                                                     ------
Net Asset Value - Delaware Growth Opportunities Fund
  Class C ($9,836,529 / 583,256 Shares)                              $16.86
                                                                     ------
Net Asset Value - Delaware Growth Opportunities Fund
  Institutional Class ($27,614,465 / 1,426,922 Shares)               $19.35
                                                                     ------

                                              Delaware Growth Opportunities Fund


Components of Net Assets at March 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                          $ 608,416,382
Accumulated net investment loss                                  (2,513,038)
Accumulated net realized loss on investments                    (65,652,342)
Net unrealized appreciation of investments                       76,128,483
                                                              -------------
Total net assets                                              $ 616,379,485
                                                              =============

+ Non-income producing security for the six months ended March 31, 2002.

* Fully or partially on loan. See Note 6 in "Notes to Financial Statements."

Net Asset Value and Offering Price per Share --
  Delaware Growth Opportunities Fund
Net asset value Class A (A)                                          $18.20
Sales charge (5.75% of offering price or 6.10%
  of the amount invested per share) (B)                                1.11
                                                                     ------
Offering price                                                       $19.31
                                                                     ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                            Delaware Growth Opportunities Fund
  of Operations                      Six Months Ended March 31, 2002 (Unaudited)

Investment Income:
     Dividends                                                                                    $  1,509,128
     Interest                                                                                          352,250
     Securities lending income                                                                          69,148        $  1,930,526
                                                                                                  ------------        ------------
Expenses:
     Management fees                                                                                 2,277,366
     Distribution expenses--Class A                                                                    805,065
     Distribution expenses--Class B                                                                    203,162
     Distribution expenses--Class C                                                                     47,548
     Dividend disbursing and transfer agent fees and expenses                                          785,750
     Accounting and administration expenses                                                            132,088
     Registration fees                                                                                  43,457
     Professional fees                                                                                  24,602
     Custodian fees                                                                                     24,574
     Reports and statements to shareholders                                                             20,193
     Trustees' fees                                                                                     14,200
     Taxes (other than taxes on income)                                                                  2,393
     Other                                                                                              70,669           4,451,067
                                                                                                  ------------
     Less expenses paid indirectly                                                                                          (7,503)
                                                                                                                      ------------
     Total expenses                                                                                                      4,443,564
                                                                                                                      ------------
Net Investment Loss                                                                                                     (2,513,038)
                                                                                                                      ------------

Net Realized and Unrealized Gain (Loss) on Investments:
     Net realized loss on investments                                                                                     (326,968)
     Net change in unrealized appreciation/depreciation of investments                                                 113,014,223
                                                                                                                      ------------
Net Realized and Unrealized Gain on Investments                                                                        112,687,255
                                                                                                                      ------------


Net Increase in Net Assets Resulting from Operations                                                                  $110,174,217
                                                                                                                      ============

See accompanying notes

Statements                                    Delaware Growth Opportunities Fund
   of Changes in Net Assets

                                                                                                      Six Months          Year
                                                                                                        Ended             Ended
                                                                                                       3/31/02           9/30/01
                                                                                                     (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                                              $  (2,513,038)   $   (6,318,645)
   Net realized loss on investments                                                                      (326,968)      (55,316,852)
   Net change in unrealized appreciation/depreciation of investments                                  113,014,223      (519,969,211)
                                                                                                    -------------    --------------
   Net increase (decrease) in net assets resulting from operations                                    110,174,217      (581,604,708)
                                                                                                    -------------    --------------

Dividends and Distributions to Shareholders from:
   Net realized gain on investments:
     Class A                                                                                                   --      (229,187,796)
     Class B                                                                                                   --       (18,197,843)
     Class C                                                                                                   --        (3,679,894)
     Institutional Class                                                                                       --        (9,327,932)

   In excess of net realized gain on investments*:
     Class A                                                                                                   --        (8,809,096)
     Class B                                                                                                   --          (699,455)
     Class C                                                                                                   --          (141,441)
     Institutional Class                                                                                       --          (358,530)
                                                                                                    -------------    --------------
                                                                                                               --      (270,401,987)
                                                                                                    -------------    --------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                           15,369,930        60,473,234
     Class B                                                                                            2,680,025        14,255,589
     Class C                                                                                            1,563,197         4,587,029
     Institutional Class                                                                                2,893,094        15,123,841

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                                   --       218,227,670
     Class B                                                                                                   --        17,954,021
     Class C                                                                                                   --         3,599,012
     Institutional Class                                                                                       --         9,684,711
                                                                                                    -------------    --------------
                                                                                                       22,506,246       343,905,107
                                                                                                    -------------    --------------

   Cost of shares repurchased:
     Class A                                                                                          (54,042,055)     (135,348,566)
     Class B                                                                                           (5,433,009)      (16,351,143)
     Class C                                                                                           (1,508,880)       (3,767,597)
     Institutional Class                                                                               (2,435,477)      (11,093,674)
                                                                                                    -------------    --------------
                                                                                                      (63,419,421)     (166,560,980)
                                                                                                    -------------    --------------
Increase (decrease) in net assets derived from capital share transactions                             (40,913,175)      177,344,127
                                                                                                    -------------    --------------
Net Increase (Decrease) in Net Assets                                                                  69,261,042      (674,662,568)

Net Assets
   Beginning of period                                                                                547,118,443     1,221,781,011
                                                                                                    -------------    --------------
   End of period                                                                                    $ 616,379,485    $  547,118,443
                                                                                                    =============    ==============

* Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth Opportunities Fund Class A
                                                       Six Months
                                                         Ended                             Year Ended
                                                       (Unaudited)
                                                        3/31/02(1)  9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value, beginning of period                     $15.120    $40.070     $26.350     $22.470     $30.450     $30.740

Income (loss) from investment operations:
Net investment loss(2)                                    (0.068)    (0.161)     (0.324)     (0.204)     (0.237)     (0.234)
Net realized and unrealized gain (loss) on investments     3.148    (15.954)     19.064       8.014      (1.873)      3.534
                                                         -------    -------     -------     -------     -------     -------
Total from investment operations                           3.080    (16.115)     18.740       7.810      (2.110)      3.300
                                                         -------    -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                              --     (8.508)     (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                 --     (0.327)         --          --          --          --
                                                         -------    -------     -------     -------     -------     -------
Total dividends and distributions                             --     (8.835)     (5.020)     (3.930)     (5.870)     (3.590)
                                                         -------    -------     -------     -------     -------     -------

Net asset value, end of period                           $18.200    $15.120     $40.070     $26.350     $22.470     $30.450
                                                         =======    =======     =======     =======     =======     =======

Total return(3)                                           20.37%    (49.45%)     77.02%      38.64%      (8.28%)     12.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $537,890   $479,825  $1,086,472    $649,052    $566,734    $770,207
Ratio of expenses to average net assets                    1.40%      1.43%       1.25%       1.37%       1.40%       1.36%
Ratio of net investment loss to average net assets        (0.77%)    (0.74%)     (0.91%)     (0.83%)     (0.92%)     (0.86%)
Portfolio turnover                                           96%       121%        123%        114%        115%        105%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth Opportunities Fund Class B
                                                       Six Months
                                                         Ended                             Year Ended
                                                       (Unaudited)
                                                        3/31/02(1)  9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value, beginning of period                     $13.730    $37.520     $25.060     $21.680     $29.750     $30.300

Income (loss) from investment operations:
Net investment loss(2)                                    (0.121)    (0.296)     (0.545)     (0.367)     (0.408)     (0.418)
Net realized and unrealized gain (loss) on investments     2.861    (14.659)     18.025       7.677      (1.792)      3.458
                                                         -------    -------     -------     -------     -------     -------
Total from investment operations                           2.740    (14.955)     17.480       7.310      (2.200)      3.040
                                                         -------    -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                              --     (8.508)     (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                 --     (0.327)         --          --          --          --
                                                         -------    -------     -------     -------     -------     -------
Total dividends and distributions                             --     (8.835)     (5.020)     (3.930)     (5.870)     (3.590)
                                                         -------    -------     -------     -------     -------     -------

Net asset value, end of period                           $16.470    $13.730     $37.520     $25.060     $21.680     $29.750
                                                         =======    =======     =======     =======     =======     =======

Total return(3)                                           19.96%    (49.79%)     75.81%      37.67%      (8.92%)     11.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $41,038    $36,606     $79,335     $26,941     $18,470     $20,706
Ratio of expenses to average net assets                    2.10%      2.13%       1.95%       2.07%       2.10%       2.06%
Ratio of net investment loss to average net assets        (1.47%)    (1.44%)     (1.61%)     (1.53%)     (1.62%)     (1.56%)
Portfolio turnover                                           96%       121%        123%        114%        115%        105%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth Opportunities Fund Class C
                                                       Six Months
                                                         Ended                             Year Ended
                                                       (Unaudited)
                                                        3/31/02(1)  9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value, beginning of period                     $14.060    $38.180     $25.440     $21.950     $30.050     $30.570

Income (loss) from investment operations:
Net investment loss(2)                                    (0.123)    (0.300)     (0.552)     (0.369)     (0.411)     (0.421)
Net realized and unrealized gain (loss) on investments     2.923    (14.985)     18.312       7.789      (1.819)      3.491
                                                         -------    -------     -------     -------     -------     -------
Total from investment operations                           2.800    (15.285)     17.760       7.420      (2.230)      3.070
                                                         -------    -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                              --     (8.508)     (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                 --     (0.327)         --          --          --          --
                                                         -------    -------     -------     -------     -------     -------
Total dividends and distributions                             --     (8.835)     (5.020)     (3.930)     (5.870)    (3.590)
                                                         -------    -------     -------     -------     -------     -------

Net asset value, end of period                           $16.860    $14.060     $38.180     $25.440     $21.950     $30.050
                                                         =======    =======     =======     =======     =======     =======

Total return(3)                                           19.99%    (49.80%)     75.77%      37.65%      (8.89%)     11.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $9,837     $8,145     $15,555      $5,945      $3,576      $3,385
Ratio of expenses to average net assets                    2.10%      2.13%       1.95%       2.07%       2.10%       2.06%
Ratio of net investment loss to average net assets        (1.47%)    (1.44%)     (1.61%)     (1.53%)     (1.62%)     (1.56%)
Portfolio turnover                                           96%       121%        123%        114%        115%        105%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Growth Opportunities Fund Institutional Class
                                                       Six Months
                                                         Ended                             Year Ended
                                                       (Unaudited)
                                                        3/31/02(1)  9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value, beginning of period                     $16.050    $41.810     $27.260     $23.070     $31.010     $31.160

Income (loss) from investment operations:
Net investment loss(2)                                    (0.041)    (0.095)     (0.227)     (0.131)     (0.160)     (0.152)
Net realized and unrealized gain (loss) on investments     3.341    (16.830)     19.797       8.251      (1.910)      3.592
                                                         -------    -------     -------     -------     -------     -------
Total from investment operations                           3.300    (16.925)     19.570       8.120      (2.070)      3.440
                                                         -------    -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                              --     (8.508)     (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                 --     (0.327)         --          --          --          --
                                                         -------    -------     -------     -------     -------     -------
Total dividends and distributions                             --     (8.835)     (5.020)     (3.930)     (5.870)    (3.590)
                                                         -------    -------     -------     -------     -------     -------

Net asset value, end of period                           $19.350    $16.050     $41.810     $27.260     $23.070     $31.010
                                                         =======    =======     =======     =======     =======     =======

Total return(3)                                           20.56%    (49.30%)     77.55%      39.08%      (7.99%)     12.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $27,614    $22,542     $40,419     $19,645     $95,200    $131,319
Ratio of expenses to average net assets                    1.10%      1.13%       0.95%       1.07%       1.10%       1.06%
Ratio of net investment loss to average net assets        (0.47%)    (0.44%)     (0.61%)     (0.53%)     (0.62%)     (0.56%)
Portfolio turnover                                           96%       121%        123%        114%        115%        105%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes
  to Financial Statements

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses

                                              Delaware Growth Opportunities Fund
                                              March 31, 2002 (Unaudited)


during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,385 for the six-months ended March 31, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six-months ended March 31, 2002 were approximately $118. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

As of March 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                    $ 112,120

Dividend disbursing, transfer agent fees,
accounting and other expenses payable to DSC                   85,311

Other expenses payable to DMC and affiliates                   32,081

For the six-months ended March 31, 2002, DDLP earned $22,133 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes
  to Financial Statements (continued)

3. Investments

For the six months ended March 31, 2002, the Fund made purchases of $277,696,660 and sales of $303,984,544 of investment securities other than U.S. government securities and short-term investments.

At March 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2002, the cost of investments was $544,997,315. At March 31, 2002, net unrealized appreciation was $76,128,483, of which $115,950,422 related to unrealized appreciation of investments and $39,821,939 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the six months ended March 31, 2002 and the year ended September 30, 2001 was as follows:

                                         3/31/02            9/30/01
                                        ---------          ---------
Ordinary income                            --             $ 21,056,078
Long-term capital gain                     --              249,345,909
                                        ---------         ------------
Total                                      --             $270,401,987
                                        =========         ============
5. Capital Shares

Transactions in capital shares were as follows:

                                        Six Months           Year
                                          Ended              Ended
                                         3/31/02            9/30/01
Shares sold:
   Class A                               867,885          2,604,697
   Class B                               165,505            642,330
   Class C                                96,085            208,896
   Institutional Class                   153,099            565,903

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    --          8,393,476
   Class B                                    --            755,420
   Class C                                    --            148,007
   Institutional Class                        --            351,700
                                      ----------         ----------
                                       1,282,574         13,670,429
                                      ----------         ----------
Shares repurchased:
   Class A                            (3,051,867)        (6,374,982)
   Class B                              (340,165)          (845,917)
   Class C                               (92,250)          (184,858)
   Institutional Class                  (130,574)          (479,932)
                                      ----------         ----------
                                      (3,614,856)        (7,885,689)
                                      ----------         ----------
Net increase (decrease)               (2,332,282)         5,784,740
                                      ==========         ==========

                                              Delaware Growth Opportunities Fund

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2002, or at any time during the period.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at March 31, 2002 was $59,986,565 and $64,295,200 respectively.

8. Credit and Market Risks

The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                        Contact Information
Walter P. Babich                                Charles E. Haldeman, Jr.                   Investment Manager
Board Chairman                                  Chairman                                   Delaware Management Company
Citadel Constructors, Inc.                      Delaware Investments Family of Funds       Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                           International Affiliate
David K. Downes                                 William E. Dodge                           Delaware International Advisers Ltd.
President and Chief Executive Officer           Executive Vice President and               London, England
Delaware Investments Family of Funds            Chief Investment Officer, Equity
Philadelphia, PA                                Delaware Investments Family of Funds       National Distributor
                                                Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                             Philadelphia, PA
Private Investor                                Jude T. Driscoll
Gwynedd Valley, PA                              Executive Vice President and               Shareholder Servicing, Dividend
                                                Head of Fixed Income                       Disbursing and Transfer Agent
Anthony D. Knerr                                Delaware Investments Family of Funds       Delaware Service Company, Inc.
Consultant                                      Philadelphia, PA                           2005 Market Street
Anthony Knerr & Associates                                                                 Philadelphia, PA 19103-7094
New York, NY                                    Richard J. Flannery
                                                President and Chief Executive Officer
Ann R. Leven                                    Delaware Distributors, L.P.                For Shareholders
Former Treasurer                                Philadelphia, PA                           800 523-1918
National Gallery of Art
Washington, DC                                                                             For Securities Dealers and
                                                                                           Financial Institutions
Thomas F. Madison                                                                          Representatives Only
President and Chief Executive Officer                                                      800 362-7500
MLM Partners, Inc.
Minneapolis, MN                                                                            Web site
                                                                                           www.delawareinvestments.com
Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5966)                                                        Printed in the USA
SA-016 [3/02] BUR 5/02                                                     J8104